UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
July 8, 2021

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place
Suite 1450
McLean	Virginia	22102
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	N/A(1)	The New York Stock Exchange
Series A Junior Participating Cumulative Preferred Stock Purchase Rights

(1) On July 2, 2021, the New York Stock Exchange (the “NYSE”) announced that (i) it had suspended trading of GTT Communications, Inc. (the “Company”) common stock, which had traded on the NYSE under the trading symbol “GTT” (the “Common Stock”) and (ii) it had determined to commence proceedings to delist the Common Stock. The Company does not intend to appeal the NYSE’s delisting determination. The Company expects that the NYSE will subsequently file a Form 25 with the Securities and Exchange Commission (the “SEC”), which will remove the Common Stock from listing on the NYSE and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Since the Company’s Common Stock was registered under Section 12(g) of the Exchange Act prior to its listing on NYSE MKT LLC in 2013, the registration under Section 12(g) of the Exchange Act will again become operative upon the effectiveness of the deregistration under Section 12(b) of the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Priming Facility Credit Agreement

As previously disclosed, on December 28, 2020, the Company entered into that certain Priming Facility Credit Agreement (as amended, restated, amended and restated, supplemented or otherwise modified, the “Priming Facility Credit Agreement”), among the Company, GTT Communications B.V. (“GTT B.V.”), the lenders party thereto (the “PTL Lenders”) and Delaware Trust Company, as administrative agent (the “PTL Agent”). The Priming Facility Credit Agreement provides for a priming term loan facility consisting of initial and delayed draw term loans in a principal amount of up to $275,000,000 (the “New Term Loan Facility”). On March 29, 2021, the Company, GTT B.V., the PTL Lenders party thereto and the PTL Agent entered into that certain Second Amendment to Priming Facility Credit Agreement (the “Second PTL Amendment”). The Second PTL Amendment, among other things, extended the deadline to deliver the Company’s audited consolidated financial statements under the Priming Facility Credit Agreement for the fiscal year ended December 31, 2020 to April 15, 2021 and provided that PTL Lenders holding a majority of the loans and commitments under the New Term Loan Facility (“New Term Loan Facility Required Lenders”) may further extend such deadline by notice to the Company. On April 12, 2021, the Company received a notice on behalf of PTL Lenders constituting New Term Loan Facility Required Lenders consenting to an extension of the deadline to deliver the Company’s audited consolidated financial statements under the Priming Facility Credit Agreement for the fiscal year ended December 31, 2020 to April 22, 2021. On April 20, 2021, the Company received a notice on behalf of PTL Lenders constituting New Term Loan Facility Required Lenders consenting to an extension of such deadline to May 3, 2021. On April 30, 2021, the Company received a notice on behalf of PTL Lenders constituting New Term Loan Facility Required Lenders consenting to a further extension of such deadline to May 10, 2021.

As previously disclosed, on May 10, 2021, the Company, GTT B.V., the PTL Lenders party thereto constituting New Term Loan Facility Required Lenders and the PTL Agent entered into that certain Third Amendment to Priming Facility Credit Agreement (the “Third PTL Amendment”). The Third PTL Amendment, among other things, extended the deadlines under the Priming Facility Credit Agreement to deliver the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2020 and the Company’s unaudited consolidated financial statements for the fiscal quarter ended March 31, 2021 (the “Late PTL Reports”) to May 17, 2021. On May 17, 2021, the Company, GTT B.V., the PTL Lenders party thereto constituting New Term Loan Facility Required Lenders and the PTL Agent entered into that certain Fourth Amendment to Priming Facility Credit Agreement (the “Fourth PTL Amendment”). The Fourth PTL Amendment, among other things, extended the deadlines to deliver the Late PTL Reports to June 3, 2021 and provided that PTL Lenders constituting New Term Loan Facility Required Lenders may further extend each of these deadlines by notice to the Company. On June 2, 2021, the Company received a notice on behalf of PTL Lenders constituting New Term Loan Facility Required Lenders consenting to an extension of the deadlines to deliver the Late PTL Reports to June 17, 2021. On June 15, 2021, the Company received a notice on behalf of PTL Lenders constituting New Term Loan Facility Required Lenders consenting to an extension of the deadlines to deliver the Late PTL Reports to June 28, 2021. On June 28, 2021, the Company received a notice on behalf of PTL Lenders constituting New Term Loan Facility Required Lenders consenting to an extension of the deadlines to deliver the Late PTL Reports to July 6, 2021. On July 6, 2021, the Company received a notice on behalf of PTL Lenders constituting New Term Loan Facility Required Lenders consenting to an extension of the deadlines to deliver the Late PTL Reports to July 12, 2021.

On July 12, 2021, the Company, GTT B.V., the PTL Lenders party thereto constituting New Term Loan Facility Required Lenders (the “Consenting PTL Lenders”) and the PTL Agent entered into that certain Fifth Amendment to Priming Facility Credit Agreement (the “Fifth PTL Amendment”). The Fifth PTL Amendment, among other things, (i) further extends the deadlines under the Priming Facility Credit Agreement to deliver the Late PTL Reports to July 20, 2021 (the “New Expiration Date”), (ii) amends the covenant with respect to compliance with periodic budgets the Company is required to deliver to certain lenders to exclude certain tax amounts payable from negative variance calculations and add a variance test relating to the payment of such tax amounts, (iii) requires the Company to provide information to the advisors to certain PTL Lenders relating to certain tax obligations and (iv) directs the PTL Agent to release liens on certain deposit accounts and the cash and/or cash equivalents contained therein (the “Specified Assets”) so that such assets may secure certain letters of credit issued by Barclays Bank PLC or any affiliate thereof and provides that the Consenting PTL Lenders consent to the incurrence of reimbursement obligations in respect of such letters of credit and the incurrence of new liens in favor of Barclays Bank PLC or any affiliate thereof to secure reimbursement obligations in respect of such letters of credit (the “Barclays Cash Collateralization”). The Company paid fees and expenses of certain advisors to the Consenting PTL Lenders and the PTL Agent in connection with the entry into the Fifth PTL Amendment.

The foregoing description of the Fifth PTL Amendment is not complete and is qualified in its entirety by the terms and provisions of the Fifth PTL Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Extension of Second Notes Forbearance Agreement

As previously disclosed, on December 28, 2020, the Company and the guarantors (the “Guarantors”) under that certain Indenture, dated as of December 22, 2016 (as amended, supplemented or otherwise modified, the “Indenture”), by and between the Company, as successor by merger to GTT Escrow Corporation, and Wilmington Trust, National Association, as Trustee (the “Trustee”), entered into that certain Noteholder Forbearance Agreement (as amended, supplemented, or otherwise modified, the “Second Notes Forbearance Agreement”) with certain beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) (the “Forbearing Noteholders”) of a majority of the outstanding aggregate principal amount of the Company’s outstanding 7.875% Senior Notes due 2024 (the “Notes” and the holders of such Notes, the “Noteholders”). Pursuant to the Second Notes Forbearance Agreement, the Forbearing Noteholders agreed to, among other provisions, forbear from exercising any and all rights and remedies under the Indenture, the Notes and applicable law, including not directing the Trustee to take any such action, with respect to defaults and events of default that have occurred, or that may occur as a result of, (i) the Company’s failure to timely file its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2020 (the “Q2 2020 Form 10-Q”) and September 30, 2020 (the “Q3 2020 Form 10-Q”) and (ii) the occurrence and continuance of the “Lender Specified Defaults” as defined in the applicable forbearance agreement with respect to the Credit Agreement (as defined below), in each case until the earlier of (a) 5:00 p.m., New York City time, on March 31, 2021 and (b) the receipt of notice from Forbearing Noteholders regarding their intent to terminate the Second Notes Forbearance Agreement upon the occurrence of certain specified forbearance defaults. The Second Notes Forbearance Agreement may be amended with the consent of Forbearing Noteholders holding more than 66.7% of the aggregate principal amount of the Notes held by all Forbearing Noteholders, provided that at least two of such consenting Forbearing Noteholders are unaffiliated (“Requisite Forbearing Noteholders”).

As previously disclosed, on March 29, 2021, the Company and the Guarantors entered into that certain First Amendment to Noteholder Forbearance Agreement (the “Second Notes Forbearance Agreement Amendment No. 1”) with Forbearing Noteholders constituting Requisite Forbearing Noteholders. The Second Notes Forbearance Agreement Amendment No. 1, among other things, (i) provided that in addition to the matters originally subject to forbearance in the Second Notes Forbearance Agreement, the Forbearing Noteholders will forbear from exercising any and all rights and remedies under the Indenture, the Notes and applicable law, including not directing the Trustee to take any such action, with respect to defaults and events of default that have occurred, or that may occur as a result of, the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Form 10-K”) and (ii) amended the scheduled expiration time under the Second Notes Forbearance Agreement to 5:00 p.m., New York City time, on April 15, 2021. On April 12, 2021, the Company received a notice on behalf of Forbearing Noteholders constituting Requisite Forbearing Noteholders consenting to an extension of the scheduled expiration time under the Second Notes Forbearance Agreement to 5:00 p.m., New York City time, on April 22, 2021. On April 19, 2021, the Company received a notice on behalf of Forbearing Noteholders constituting Requisite Forbearing Noteholders consenting to an extension of the scheduled expiration time under the Second Notes Forbearance Agreement to 5:00 p.m., New York City time, on May 3, 2021. On April 28, 2021, the Company received a notice on behalf of Forbearing Noteholders constituting Requisite Forbearing Noteholders consenting to an extension of the scheduled expiration time under the Second Notes Forbearance Agreement to 5:00 p.m., New York City time, on May 10, 2021. On May 10, 2021, the Company and the Guarantors entered into that certain Second Amendment to Noteholder Forbearance Agreement (the “Second Notes Forbearance Agreement Amendment No. 2”) with Forbearing Noteholders constituting Requisite Forbearing Noteholders. The Second Notes Forbearance Agreement Amendment No. 2, among other things, amended the scheduled expiration time under the Second Notes Forbearance Agreement to 5:00 p.m., New York City time, on May 17, 2021.

As previously disclosed, on May 17, 2021, the Company and the Guarantors entered into that certain Third Amendment to Noteholder Forbearance Agreement (the “Second Notes Forbearance Agreement Amendment No. 3”) with Forbearing Noteholders constituting Requisite Forbearing Noteholders. The Second Notes Forbearance Agreement Amendment No. 3, among other things, (i) provided that in addition to the matters subject to forbearance in the Second Notes Forbearance Agreement as previously amended, the Forbearing Noteholders will forbear from exercising any and all rights and remedies under the Indenture, the Notes and applicable law, including not directing the Trustee to take any such action, with respect to defaults and events of default that have occurred, or that may occur as a result of, the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Q1 2021 Form 10-Q”) and (ii) amended the scheduled expiration time under the Second Notes Forbearance Agreement to 5:00 p.m., New York City time, on June 3, 2021. On May 28, 2021, the Company received a notice on behalf of Forbearing Noteholders constituting Requisite Forbearing Noteholders consenting to an extension of the scheduled expiration time under the Second Notes Forbearance Agreement to 5:00 p.m., New York City time, on June 17, 2021. On June 11, 2021, the Company received a notice on behalf of Forbearing Noteholders constituting Requisite Forbearing Noteholders consenting to an extension of the scheduled expiration time under the Second Notes Forbearance Agreement to 5:00 p.m., New York City time, on June 28, 2021. On June 28, 2021, the Company and the Guarantors entered into that certain Fourth Amendment to Noteholder Forbearance Agreement (the “Second Notes Forbearance Agreement Amendment No. 4”) with Forbearing Noteholders constituting Requisite Forbearing Noteholders. The Second Notes Forbearance Agreement Amendment No. 4, among other things, (i) amended the scheduled expiration time under the Second Notes Forbearance Agreement to 5:00 p.m., New York City time, on July 6, 2021 and (ii) provided that in addition to the matters subject to forbearance in the Second Notes Forbearance Agreement as previously amended, the Forbearing Noteholders will forbear from exercising any and all rights and remedies under the Indenture, the Notes and applicable law, including not directing the Trustee to take any such action, with respect to defaults and events of default that have occurred, or that may occur as a result of, the Company’s failure to make the approximately $22.6 million interest payment due on June 30, 2021 on the Notes as required pursuant to the Indenture. On July 2, 2021, the Company received a notice on behalf of Forbearing Noteholders constituting Requisite Forbearing Noteholders consenting to an extension of the scheduled expiration time under the Second Notes Forbearance Agreement to 5:00 p.m., New York City time, on July 12, 2021.

On July 8, 2021, the Company received a notice on behalf of Forbearing Noteholders constituting Requisite Forbearing Noteholders consenting to an extension of the scheduled expiration time under the Second Notes Forbearance Agreement to 5:00 p.m., New York City time, on the New Expiration Date.

Amendment to Fourth Lender Forbearance Agreement

As previously disclosed, on May 10, 2021, the Company, GTT B.V. and the other credit parties party thereto entered into that certain Fourth Lender Forbearance Agreement and Amendment No. 5 to Credit Agreement (the “Fourth Lender Forbearance Agreement”) with (1) lenders holding (a) a majority of the outstanding loans and revolving commitments (“Required Lenders”) and (b) a majority of the revolving commitments (“Required Revolving Lenders”) under that certain Credit Agreement, dated as of May 31, 2018, by and among the Company and GTT B.V., as borrowers, KeyBank National Association, as administrative agent and letter of credit issuer (the “Agent”), and the lenders and other financial institutions party thereto from time to time (the “Lenders”) (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), (2) certain hedge providers to the Company (the “Secured Hedge Providers” and collectively with the Lenders party to the Fourth Lender Forbearance Agreement, the “Consenting Lenders”) and (3) the Agent. Pursuant to the Fourth Lender Forbearance Agreement, the Consenting Lenders agreed to, among other things, forbear from exercising any and all rights and remedies under the Loan Documents (as defined in the Credit Agreement), any secured hedge agreement with the Secured Hedge Providers (the “Secured Hedge Agreements”) and applicable law (as applicable), including not directing the Agent to take any such action, with respect to certain defaults and events of default under the Credit Agreement and certain events of default under any Secured Hedge Agreement (as applicable) that have occurred, or that may occur as a result of, (i) the Company’s failure to timely file the Q2 2020 Form 10-Q, the Q3 2020 Form 10-Q, the 2020 Form 10-K and the Q1 2021 Form 10-Q, and related compliance certificates, (ii) any amendment, supplement, modification, restatement and/or withdrawal or public statement of non-reliance on (A) any audit opinion related to historical consolidated financial statements or (B) historical consolidated financial statements and (iii) the occurrence and continuance of the “Noteholder Specified Defaults” as defined in the Second Notes Forbearance Agreement, in each case until the earlier of (a) 5:00 p.m., New York City time, on May 17, 2021 and (b) the receipt of notice from Consenting Lenders regarding intent to terminate the Fourth Lender Forbearance Agreement upon the occurrence of certain specified forbearance defaults. The Fourth Lender Forbearance Agreement may be amended with the consent of (i) Required Lenders and (ii) Required Revolving Lenders (except that the extension of the forbearance period with respect to any of the Secured Hedge Providers requires the consent of such Secured Hedge Provider).

As previously disclosed, on May 14, 2021 and May 16, 2021, the Company received notices on behalf of Lenders constituting Required Revolving Lenders and Required Lenders, respectively, consenting to an extension of the scheduled expiration time under the Fourth Lender Forbearance Agreement to 5:00 p.m., New York City time, on June 3, 2021. On June 2, 2021, the Company, GTT B.V. and the other credit parties party thereto entered into that certain First Amendment to Fourth Lender Forbearance Agreement (the “Fourth Lender Forbearance Agreement Amendment No. 1”) with Lenders constituting Required Lenders and Required Revolving Lenders. The Fourth Lender Forbearance Agreement Amendment No. 1, among other things, amended the scheduled expiration time under the Fourth Lender Forbearance Agreement to 5:00 p.m., New York City time, on June 17, 2021. On June 15, 2021 and June 16, 2021, the Company received notices on behalf of Lenders constituting Required Lenders and Required Revolving Lenders, respectively, consenting to an extension of the scheduled expiration time under the Fourth Lender Forbearance Agreement to 5:00 p.m., New York City time, on June 28, 2021. On June 28, 2021, the Company, GTT B.V. and the other credit parties party thereto entered into that certain Second Amendment to Fourth Lender Forbearance Agreement (the “Fourth Lender Forbearance Agreement Amendment No. 2”) with Lenders constituting Required Lenders and Required Revolving Lenders. The Fourth Lender Forbearance Agreement Amendment No. 2, among other things, amended the scheduled expiration time under the Fourth Lender Forbearance Agreement to 5:00 p.m., New York City time, on July 6, 2021. On July 2, 2021 and July 6, 2021, the Company received notices on behalf of Lenders constituting Required Revolving Lenders and Required Lenders, respectively, consenting to an extension of the scheduled expiration time under the Fourth Lender Forbearance Agreement to 5:00 p.m., New York City time, on July 12, 2021.

On July 12, 2021, the Company, GTT B.V. and the other credit parties party thereto entered into that certain Third Amendment to Fourth Lender Forbearance Agreement and Consent (the “Fourth Lender Forbearance Agreement Amendment No. 3”) with Lenders constituting Required Lenders and Required Revolving Lenders (the “Consenting Lenders”). The Fourth Lender Forbearance Agreement Amendment No. 3, among other things, (i) amends the scheduled expiration time under the Fourth Lender Forbearance Agreement to 5:00 p.m., New York City time, on the New Expiration Date and (ii) directs the Agent to release liens on the Specified Assets and to consent to the Barclays Cash Collateralization. The Company paid fees and expenses of certain advisors to the Consenting Lenders and the Agent in connection with the entry into the Fourth Lender Forbearance Agreement Amendment No. 3.

The foregoing description of the Fourth Lender Forbearance Agreement Amendment No. 3 is not complete and is qualified in its entirety by the terms and provisions of the Fourth Lender Forbearance Agreement Amendment No. 3, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

As reported by the Company in its prior filings with the SEC, the Company has been unable to file on a timely basis the Q2 2020 Form 10-Q, the Q3 2020 Form 10-Q, the 2020 Form 10-K and the Q1 2021 Form 10-Q. In addition, as further described in the Company’s Current Report on Form 8-K filed on December 22, 2020, in connection with the Company’s previously disclosed review of certain accounting issues (the “Review”), the Company’s board of directors concluded that the Company’s previously issued consolidated financial statements for the years ended December 31, 2019, 2018 and 2017, each of the quarters during the years ended December 31, 2019 and 2018 and the quarter ended March 31, 2020 (the “Non-Reliance Periods”) and certain related disclosures should no longer be relied upon. The Company is preparing restated financial statements relating to the Non-Reliance Periods (the “Restated Financial Statements”), which Restated Financial Statements will be needed to produce the Q2 2020 Form 10-Q, the Q3 2020 Form 10-Q, the 2020 Form 10-K and the Q1 2021 Form 10-Q.

The Company does not expect to be able to file the Q2 2020 Form 10-Q, the Q3 2020 Form 10-Q, the 2020 Form 10-K or the Q1 2021 Form 10-Q by the New Expiration Date, and the Company is unable to predict a specific filing date for the Q2 2020 Form 10-Q, the Q3 2020 Form 10-Q, the 2020 Form 10-K or the Q1 2021 Form 10-Q at this time. The Company has been and intends to continue working diligently to file the Restated Financial Statements, the Q2 2020 Form 10-Q, the Q3 2020 Form 10-Q, the 2020 Form 10-K and the Q1 2021 Form 10-Q with the SEC as soon as possible.

This Item 7.01 is being furnished and shall not be deemed “filed” for any purpose. This Item 7.01 shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this Item 7.01 in such filing.

Disclosures About Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. The above statements regarding the possibility of Lenders and Noteholders exercising rights and remedies with respect to defaults and events of default, the Review and the anticipated timing of filing the Restated Financial Statements, the Q2 2020 Form 10-Q, the Q3 2020 Form 10-Q, the 2020 Form 10-K and the Q1 2021 Form 10-Q constitute forward-looking statements that are based on the Company’s current expectations.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause future events to differ materially from those in the forward-looking statements, many of which are outside of the Company’s control. These factors include, but are not limited to, the effects on the Company’s business and clients of general economic and financial market conditions, as well as the following: (i) the Company may fail to satisfy certain covenants relating to financial statement delivery obligations and representations regarding the Company’s financial statements contained in its financing agreements without obtaining an amendment and/or waiver thereof, which may result in (A) events of default under the Indenture, the Credit Agreement and the Priming Facility Credit Agreement, (B) if the Company is unable to obtain further agreements from creditors with respect to forbearing from exercising remedies, the acceleration of the Notes and the Company’s obligations under the Credit Agreement and the Priming Facility Credit Agreement and (C) the Company being unable to satisfy its obligations thereunder; (ii) the Company has announced that its previously issued financial statements for the Non-Reliance Periods and related disclosures and communications should no longer be relied upon as a result of preliminary findings of the Company’s ongoing Review; (iii) the completion of the Review and the completion and filing of the Restated Financial Statements, the Q2 2020 Form 10-Q, the Q3 2020 Form 10-Q, the 2020 Form 10-K or the Q1 2021 Form 10-Q and any subsequent delayed periodic SEC filings may take longer than expected as a result of the timing or findings of the Review or the Company’s independent registered public accounting firm’s review process; (iv) the conditions to access funding under the Priming Facility Credit Agreement may not be satisfied and the Company may be unable to access such funding, and existing cash balances and funds generated from operations may not be sufficient to finance the Company’s operations and meet its cash requirements; (v) the Company is subject to risks associated with the actions of network providers and a concentrated number of vendors and clients; (vi) the Company could be subject to cyber-attacks and other security breaches; (vii) the Company’s network could suffer serious disruption if certain locations experience damage or as the Company adds features and updates its network; (viii) the Company is subject to risks associated with purchase commitments to vendors for longer terms or in excess of the volumes committed by the Company’s underlying clients, or sales commitments to clients that extend beyond the Company’s commitments from its underlying suppliers; (ix) the Company may be unable to establish and maintain peering relationships with other providers or agreements with carrier neutral data center operators; (x) the Company’s business, results of operation and financial condition are subject to the impacts of the COVID-19 pandemic and related market and economic conditions; (xi) the Company may be affected by information systems that do not perform as expected or by consolidation, competition, regulation or a downturn in the Company’s industry; (xii) the Company may be liable for the material that content providers distribute over its network; (xiii) the Company has generated net losses historically and may continue to do so; (xiv) the Company may fail to successfully integrate any future acquisitions or to efficiently manage its growth; (xv) the Company may be unable to retain or hire key employees; (xvi) the Company recently announced management changes; (xvii) the Company is subject to risks relating to the international operations of its business; (xviii) the Company may be affected by tax assessments, unfavorable tax audit outcomes, delayed tax filings and future increased levels of taxation; (xix) the Company has substantial indebtedness, which could prevent it from fulfilling its obligations under its debt agreements or subject the Company to interest rate risk; (xx) the Company, its subsidiaries GTT Holdings Limited, Global Telecom and Technology Holdings Ireland Limited, Hibernia NGS Limited and GTT Americas, LLC (collectively, the “Sellers”) and Cube Telecom Europe Bidco Limited (the “Buyer”) may be unable to obtain the necessary approvals for the pending infrastructure sale transaction announced by the Company on October 16, 2020 (the “Sale Transaction”) or the corporate reorganization (the “Reorganization”) contemplated in connection with the Sale Transaction from governmental authorities in a timely manner, on terms acceptable to the Sellers and the Buyer, or at all; (xxi) the Company may be unable to obtain from the Lenders or the holders of Notes the further forbearances, waivers, consents, releases or other agreements that may be necessary to prevent a default under the Credit Agreement, the Priming Facility Credit Agreement or the Indenture that may be necessary to satisfy the conditions to the closing of the Sale Transaction, either on terms acceptable to the Company or at all, in which case that certain Sale and Purchase Agreement, dated as of October 16, 2020, among the Sellers and the Buyer relating to the Sale Transaction (as amended, the “Infrastructure SPA”) may terminate unless the Buyer provides a waiver; (xxii) the Company may not be able to obtain the consent of certain parties to contracts with the Sellers and their subsidiaries that will be necessary to fully implement the Sale Transaction or the Reorganization, on terms acceptable to the Company or at all; (xxiii) the Buyer may be unable to obtain financing sufficient to enable it to consummate the Sale Transaction as required at the closing under the Infrastructure SPA; (xxiv) the potential failure to satisfy, or obtain waivers of, other closing conditions under the Infrastructure SPA, including the completion of audited financial statements of the Company for the fiscal year ended December 31, 2020, which may result in the Sale Transaction not being consummated; (xxv) the potential failure of the Company to realize anticipated benefits of the Sale Transaction; (xxvi) risks from relying on the Buyer for various critical transaction services and network services for an extended period under the transition services agreement and the master services agreement contemplated by the Infrastructure SPA; (xxvii) the potential impact of announcement or consummation of the Reorganization and the Sale Transaction on relationships with third parties, including customers, employees and competitors; (xxviii) the ability to attract new customers and retain existing customers in the manner anticipated; and (xxix) the Company has announced that it expects to report material weaknesses in internal control over financial reporting and its internal control over financial reporting may have further weaknesses of which the Company is not currently aware or which have not been detected; such material weaknesses, among other things, could impact the Company’s ability to appropriately provide for the purchase price adjustment mechanisms in the Infrastructure SPA. The foregoing list of factors is not exhaustive. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. For a discussion of a variety of risk factors affecting the Company’s business and prospects, see “Risk Factors” in the Company’s annual and quarterly reports filed with the SEC including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which have been filed with the SEC and are available on the Company’s website (www.gtt.net) and on the SEC’s website (www.sec.gov).

Item 9.01.	Financial Statements and Exhibits
(d)      Exhibits
The following exhibits are filed as part of this report:

Number	Description

10.1
Fifth Amendment to Priming Facility Credit Agreement, dated as of July 12, 2021, among GTT Communications, Inc., GTT Communications B.V., the lenders party thereto and Delaware Trust Company, as administrative agent.

10.2
Third Amendment to Fourth Lender Forbearance Agreement, dated as of July 12, 2021, among GTT Communications, Inc., GTT Communications B.V., each other Credit Party thereto, the lenders party thereto and KeyBank National Association, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 13, 2021

GTT Communications, Inc.

		By:	/s/ Donna Granato
Donna Granato
Interim Chief Financial Officer